Catalyst Paper Corporation

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Kevin J. Clarke, President and Chief Executive Officer of Catalyst Paper Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2012, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2013

By:	\\s\\ Kevin J. Clarke
	Name:	Kevin J. Clarke
	Title:	President and Chief Executive Officer

Catalyst Paper Corporation

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Brian Baarda, the Vice-President, Finance and Chief Financial Officer of Catalyst Paper Corporation, (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2012, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2013

By:	\\s\\ Brian Baarda
	Name:	Brian Baarda
	Title:	Vice President, Finance and Chief Financial Officer